                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                       CHAPTER 11
IN RE: ENRON

CORP., ET AL., DEBTORS     CASE NOS. 01-16033 THROUGH 01-16046, 01-16048,
                           01-16076, 01-16078, 01-16080, 01-16109 THROUGH
                           01-16111, 01-16280, 01-16319, 01-16428 THROUGH
                           01-16431, 01-16467, 01-16483, 02-10007, 02-10038,
                           02-10059 THROUGH 02-10061, 02-10132, 02-10232,
                           02-10252, 02-10346, 02-10464, 02-10613, 02-10632,
                           02-10743, 02-10747, 02-10748, 02-10751, 02-10755,
                           02-10757, 02-10760, 02-10761, 02-10764, 02-10766,
                           02-10939, 02-11123, 02-11239, 02-11242, 02-11267,
                           02-11268, 02-11272, 02-11824, 02-11884, 02-12104 ,
                           02-12105, 02-12106, 02-12347, 02-12398, 02-12400,
                           02-12402, 02-12403, 02-12902, 02-13702, 02-13723,
                           02-14046, 02-14632, 02-14885, 02-14977, 02-15716,
                           02-16441, 02-16492, 03-10106

                             (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                        THE MONTH ENDED JANUARY 31, 2003

DEBTORS' ADDRESS:          Enron Corp. et al.
                           1400 Smith Street
                           Houston, TX 77002

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, NY 10153

REPORT PREPARER:           Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:        March 31, 2003         By:   /s/ Raymond M. Bowen, Jr.
                                       --------------------------------
                                          Name:  Raymond M. Bowen, Jr.
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR JANUARY 2003

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through January 2003 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued quarterly on a separate company basis. Entities included in the Enron consolidated tax group are currently transferring their quarterly tax accrual to Enron Corp.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1

                                  Enron Debtors
                            Cash Activity Rollforward
                      For the Month Ended January 31, 2003
                                  (In Millions)

                                                                                            Transfer to
                                                    Beginning   3rd Party    3rd Party          Net        Restricted     Ending
Debtor Company                           Case No.     Balance    Receipts   Disbursements   Intercompany      Cash      Balance (c)
                                         --------   ---------   ---------   -------------   ------------   ----------   ----------
Enron Metals & Commodity Corp.           01-16033   $       5          --   $          --   $         --   $       --   $        5
Enron Corp.                              01-16034         279           7             (57)            (3)          --          226
Enron North America Corp.                01-16035         586          34             (13)           (83)          --          524
Enron Power Marketing, Inc.              01-16036         363          53             (19)            40           --          437
PBOG Corp.                               01-16037          --          --              --             --           --           --
Smith Street Land Company                01-16038          --          --              --             --           --           --
Enron Broadband Services, Inc.           01-16039          --           1              (2)             2           --            1
Enron Energy Services Operations, Inc.   01-16040          83           4              (5)             5           --           87
Enron Energy Marketing Corp.             01-16041          --           5              --             (5)          --           --
Enron Energy Services, Inc.              01-16042         249          35              (1)            (2)          --          281
Enron Energy Services, LLC               01-16043          --          --              --             --           --           --
Enron Transportation Services Company    01-16044          --          --              --             --           --           --
BAM Leasing Company                      01-16045          --          --              --             --           --           --
ENA Asset Holdings, L.P.                 01-16046           1          --              --             --           --            1
Enron Gas Liquids, Inc.                  01-16048          --          --              --             --           --           --
Enron Global Markets LLC                 01-16076          --          --              --             --           --           --
Enron Net Works L.L.C                    01-16078          --           1              (7)             7           --            1
Enron Industrial Markets LLC             01-16080          --          --              --             --           --           --
Operational Energy Corp.                 01-16109          --          --              --             --           --           --
Enron Engineering & Construction Co.     01-16110           2          --              --              1           --            3
Enron Engineering & Operational
 Services Co.                            01-16111          --          --              --             --           --           --
Garden State Paper Company LLC           01-16280           6           1              (1)            --           --            6
Palm Beach Development Company, L.L.C    01-16319          --          --              --             --           --           --
Tenant Services, Inc.                    01-16428          --          --              --             --           --           --
Enron Energy Information
 Solutions, Inc.                         01-16429          --          --              --             --           --           --
EESO Merchant Investments, Inc.          01-16430          --          --              --             --           --           --
Enron Federal Solutions, Inc.            01-16431          --          --              --             --           --           --
Enron Freight Markets Corp.              01-16467          --          --              --             --           --           --
Enron Broadband Services, L.P.           01-16483          --          --              --             --           --           --
Enron Energy Services North America,
 Inc.                                    02-10007          --          --              --             --           --           --
Enron LNG Marketing LLC                  02-10038          --          --              --             --           --           --
Calypso Pipeline, LLC                    02-10059          --          --              --             --           --           --
Enron Global LNG LLC                     02-10060          --          --              --             --           --           --
Enron International Fuel Management
  Company                                02-10061          --          --              --             --           --           --
Enron Natural Gas Marketing Corp.        02-10132          --          --              --             --           --           --
ENA Upstream Company LLC                 02-10232          --          --              --             --           --           --
Enron Liquid Fuels, Inc.                 02-10252          --           1              (8)             7           --           --
Enron LNG Shipping Company               02-10346           2          --              --             --           --            2
Enron Property & Services Corp.          02-10464          --          --              (2)             2                        --
Enron Capital & Trade Resources
 International Corp.                     02-10613          21           1              --             (1)          --           21
Enron Communication Leasing Corp.        02-10632          --          --              --             --           --           --
Enron Wind Corp. (b)                     02-10743
Enron Wind Systems, Inc. (b)             02-10747
Enron Wind Energy Systems Corp. (b)      02-10748
Enron Wind Maintenance Corp. (b)         02-10751
Enron Wind Constructors Corp. (b)        02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)   02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)  02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III,
 LLC) (a)                                02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)  02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)   02-10766

                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                      For the Month Ended January 31, 2003
                                  (In Millions)

                                                                                            Transfer to
                                                    Beginning   3rd Party    3rd Party          Net        Restricted      Ending
Debtor Company                           Case No.     Balance    Receipts   Disbursements   Intercompany      Cash      Balance (c)
                                         --------   ---------   ---------   -------------   ------------   ----------   ----------
Intratex Gas Company                     02-10939          --          --              --             --           --           --
Enron Processing Properties, Inc.        02-11123          --          --              --             --           --           --
Enron Methanol Company                   02-11239          --          --              --             --           --           --
Enron Ventures Corp.                     02-11242          --          --              --             --           --           --
Enron Mauritius Company                  02-11267          --          --              --             --           --           --
Enron India Holding Ltd.                 02-11268          --          --              --             --           --           --
Offshore Power Production C.V.           02-11272          --          --              --             --           --           --
The New Energy Trading Company           02-11824           4          --              --             --           --            4
EES Service Holdings, Inc                02-11884          --          --              --             --           --           --
Enron Wind Development LLC
 (formerly Enron Wind Development
 Corp.) (a)                              02-12104
ZWHC, LLC (a)                            02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)             02-12106
Enron Reserve Acquisition Corp.          02-12347          --           1              (1)            --           --            --
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                              02-12398
Enron Power & Industrial Construction
 (a)                                     02-12400
NEPCO Power Procurement Co. (a)          02-12402
NEPCO Services International, Inc. (a)   02-12403
San Juan Gas Company, Inc.               02-12902          --          --              --             --           --           --
EBF, LLC                                 02-13702          --           8              --             --           --            8
Zond Minnesota Construction Co. LLC (a)  02-13723
Enron Fuels International, Inc.          02-14046          --          --              --             --           --           --
E Power Holdings Corp.                   02-14632          --          --              --              2           --            2
EFS Construction Management Services,
 Inc.                                    02-14885          --          --              --             --           --           --
Enron Management Inc.                    02-14977          --          --              --             --           --           --
Enron Expat Services, Inc.               02-15716          --          --              --             --           --           --
Artemis Associates, LLC                  02-16441          --          --              --             --           --           --
Clinton Energy Management Services,
 Inc.                                    02-16492           3          --              --             --           --            3
LINGTEC Constructors, L.P.               03-10106          --          --              --             --           --           --
                                                    ---------   ---------   -------------   ------------   ----------   ----------


Combined Debtor Entities                            $   1,604   $     152   $        (116)  $        (28)  $       --   $    1,612
                                                    =========   =========   =============   ============   ==========   ==========


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

                  Enron Metals & Commodity Corp   $ 24
                  Enron Corp.                       92
                  Enron North America Corp.        110
                  Enron Power Marketing, Inc.       34
                  Smith Street Land Company         94
                  Enron Broadband Services, Inc.   152
                  Enron Energy Services, Inc.       59
                  Enron Gas Liquids, Inc.            1
                  Enron LNG Marketing LLC           31
                  Enron LNG Shipping Company        24
                  Calypso Pipeline, LLC              4
                                                  ----
                                                  $625
                                                  ====

                                                                         Table 2

                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                      For the Month Ended January 31, 2003
                                  (In Millions)

                                                         Beginning                               (Payments)    Ending
Debtor Company                                Case No.    Balance     Accruals    Intercompany     Refunds     Balance
-------------------------------------------   --------   ---------    --------    ------------   ----------    -------
Enron Metals & Commodity Corp.                01-16033   $      --    $     --    $         --   $       --    $    --
Enron Corp.                                   01-16034         (36)         --              --           (5)       (41)
Enron North America Corp.                     01-16035          22         (16)             --           --          6
Enron Power Marketing, Inc.                   01-16036           2          --              --           --          2
PBOG Corp.                                    01-16037          --          --              --           --         --
Smith Street Land Company                     01-16038           2          --              --           --          2
Enron Broadband Services, Inc.                01-16039           1          (1)             --           (1)        (1)
Enron Energy Services Operations, Inc.        01-16040          (4)         (2)             --           --         (6)
Enron Energy Marketing Corp.                  01-16041          (2)          1              --           --         (1)
Enron Energy Services, Inc.                   01-16042          12           1              --           (1)        12
Enron Energy Services, LLC                    01-16043          --          --              --           --         --
Enron Transportation
  Services Company                            01-16044           1          --              --           --          1
BAM Leasing Company                           01-16045          --          --              --           --         --
ENA Asset Holdings, L.P.                      01-16046          --          --              --           --         --
Enron Gas Liquids, Inc.                       01-16048          --          --              --           --         --
Enron Global Markets LLC                      01-16076          --          --              --           --         --
Enron Net Works L.L.C                         01-16078           1          (1)             --           (1)        (1)
Enron Industrial Markets LLC                  01-16080          --          --              --           --         --
Operational Energy Corp.                      01-16109          --          --              --           --         --
Enron Engineering &
  Construction Co.                            01-16110          --          --              --           --         --
Enron Engineering &
  Operational Services Co.                    01-16111          --          --              --           --         --
Garden State Paper Company LLC                01-16280          --          --              --           --         --
Palm Beach Development Company, L.L.C         01-16319          --          --              --           --         --
Tenant Services, Inc.                         01-16428          (1)         (1)             --           --         (2)
Enron Energy Information Solutions, Inc.      01-16429          --          --              --           --         --
EESO Merchant Investments, Inc.               01-16430          --          --              --           --         --
Enron Federal Solutions, Inc.                 01-16431          --          --              --           --         --
Enron Freight Markets Corp.                   01-16467          --          --              --           --         --
Enron Broadband Services, L.P.                01-16483          --          --              --           --         --
Enron Energy Services North America, Inc.     02-10007          --          --              --           --         --
Enron LNG Marketing LLC                       02-10038          --          --              --           --         --
Calypso Pipeline, LLC                         02-10059          --          --              --           --         --
Enron Global LNG LLC                          02-10060          --          --              --           --         --
Enron International Fuel Management Company   02-10061          --          --              --           --         --
Enron Natural Gas Marketing Corp.             02-10132           1          --              --           --          1
ENA Upstream Company LLC                      02-10232          --          --              --           --         --
Enron Liquid Fuels, Inc.                      02-10252          (2)         (1)             --           --         (3)
Enron LNG Shipping Company                    02-10346          --          --              --           --         --
Enron Property & Services Corp.               02-10464          --          --              --           --         --
Enron Capital & Trade Resources
  International Corp.                         02-10613          (1)         --              --           --         (1)
Enron Communication Leasing Corp.             02-10632           3          --              --           --          3
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766



                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                      For the Month Ended January 31, 2003
                                  (In Millions)


                                                              Beginning                                (Payments)    Ending
Debtor Company                                     Case No.    Balance     Accruals    Intercompany      Refunds     Balance
-------------------------------------------        --------   ---------    --------    ------------    ----------    -------
Intratex Gas Company                               02-10939          --          --              --            --         --
Enron Processing Properties, Inc.                  02-11123          --          --              --            --         --
Enron  Methanol Company                            02-11239          --          --              --            --         --
Enron Ventures Corp.                               02-11242          --          --              --            --         --
Enron Mauritius Company                            02-11267          --          --              --            --         --
Enron India Holding Ltd.                           02-11268          --          --              --            --         --
Offshore Power Production C.V                      02-11272          --          --              --            --         --
The New Energy Trading Company                     02-11824          --          --              --            --         --
EES Service Holdings Inc.                          02-11884          --          --              --            --         --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)       02-12104
ZWHC, LLC (a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                       02-12106
Enron Reserve Acquisition Corp.                    02-12347          (1)         --              (1)           --         (2)
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)   02-12398
Enron Power & Industrial Construction (a)          02-12400
NEPCO Power Procurement Co. (a)                    02-12402
NEPCO Services International, Inc. (a)             02-12403
San Juan Gas Company, Inc.                         02-12902          --          --              --            --         --
EBF, LLC                                           02-13702          --          --              --            --         --
Zond Minnesota Construction Company LLC (a)        02-13723
Enron Fuels International, Inc.                    02-14046          --          --              --            --         --
E Power Holdings Corp.                             02-14632          --          --              --            --         --
EFS Construction Management Services, Inc.         02-14885          --          --              --            --         --
Enron Management Inc.                              02-14977           1          --              --            --          1
Enron Expat Services, Inc.                         02-15716          --          --              --            --         --
Artemis Associates, LLC                            02-16441          --          --              --            --         --
Clinton Energy Management Services, Inc.           02-16492           1          --              --            --          1
LINGTEC Constructors, L.P.                         03-10106         (10)         --              --            --        (10)
                                                              ---------    --------    ------------    ----------    -------
Combined Debtor Entities                                      $     (10)   $    (20)   $         (1)   $       (8)   $   (39)
                                                              =========    ========    ============    ==========    =======

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                         Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                             As of January 31, 2003
                                  (In Millions)

                                                         Current
Debtor Company                                 Case No.   1-30     31-60   61-90    91+    Other   Total
-------------------------------------------   --------   -------   -----   -----   -----   -----   -----
Enron Metals & Commodity Corp.                01-16033   $    --   $  --   $  --   $  --   $  --   $  --
Enron Corp.                                   01-16034         3       1      --       4      93     101
Enron North America Corp.                     01-16035        --      --      --      --      32      32
Enron Power Marketing, Inc.                   01-16036        --      --      --      --      --      --
PBOG Corp.                                    01-16037        --      --      --      --      --      --
Smith Street Land Company                     01-16038        --      --      --      --      --      --
Enron Broadband Services, Inc.                01-16039        --      --      --      --      --      --
Enron Energy Services Operations, Inc.        01-16040         1      --      --      --      --       1
Enron Energy Marketing Corp.                  01-16041        --      --      --      --      --      --
Enron Energy Services, Inc.                   01-16042        --      --      --      --      --      --
Enron Energy Services, LLC                    01-16043        --      --      --      --      --      --
Enron Transportation Services Company         01-16044        --      --      --      --      --      --
BAM Leasing Company                           01-16045        --      --      --      --      --      --
ENA Asset Holdings, L.P.                      01-16046         7      --      --      --      --       7
Enron Gas Liquids, Inc.                       01-16048        --      --      --      --      --      --
Enron Global Markets LLC                      01-16076        --      --      --      --      --      --
Enron Net Works L.L.C                         01-16078         5      --      --       2      --       7
Enron Industrial Markets LLC                  01-16080        --      --      --      --      --      --
Operational Energy Corp.                      01-16109        --      --      --      --      --      --
Enron Engineering & Construction Co.          01-16110        --      --      --      --      --      --
Enron Engineering & Operational
 Services Co.                                 01-16111        --      --      --      --      --      --
Garden State Paper Company LLC                01-16280        --      --      --      --      --      --
Palm Beach Development Company, L.L.C         01-16319        --      --      --      --      --      --
Tenant Services, Inc.                         01-16428        --      --      --      --      --      --
Enron Energy Information
 Solutions, Inc.                              01-16429        --      --      --      --      --      --
EESO Merchant Investments, Inc.               01-16430        --      --      --      --      --      --
Enron Federal Solutions, Inc.                 01-16431        --      --      --      --      --      --
Enron Freight Markets Corp.                   01-16467        --      --      --      --      --      --
Enron Broadband Services, L.P.                01-16483        --      --      --      --      --      --
Enron Energy Services North America, Inc.     02-10007        --      --      --      --      --      --
Enron LNG Marketing LLC                       02-10038        --      --      --      --      --      --
Calypso Pipeline, LLC                         02-10059        --      --      --      --      --      --
Enron Global LNG LLC                          02-10060        --      --      --      --      --      --
Enron International Fuel Management Company   02-10061        --      --      --      --      --      --
Enron Natural Gas Marketing Corp.             02-10132        --      --      --      --      --      --
ENA Upstream Company LLC                      02-10232         3      --      --      --      --       3
Enron Liquid Fuels, Inc.                      02-10252        --      --      --      --      --      --
Enron LNG Shipping Company                    02-10346        --      --      --      --      --      --
Enron Property & Services Corp.               02-10464        --      --      --      --      --      --
Enron Capital & Trade Resources
 International Corp.                          02-10613        --      --      --      --      --      --
Enron Communication Leasing Corp.             02-10632        --      --      --      --      --      --
Enron Wind Corp.  (b)                         02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp.  (b)             02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                             As of January 31, 2003
                                  (In Millions)

                                                              Current
Debtor Company                                     Case No.    1-30     31-60   61-90    91+    Other   Total
------------------------------------------------   --------   -------   -----   -----   -----   -----   -----
Intratex Gas Company                               02-10939        --      --      --      --      --      --
Enron Processing Properties, Inc.                  02-11123        --      --      --      --      --      --
Enron Methanol Company                             02-11239        --      --      --      --      --      --
Enron Ventures Corp.                               02-11242        --      --      --      --      --      --
Enron Mauritius Company                            02-11267        --      --      --      --      --      --
Enron India Holding Ltd.                           02-11268        --      --      --      --      --      --
Offshore Power Production C.V                      02-11272        --      --      --      --      --      --
The New Energy Trading Company                     02-11824        --      --      --      --      --      --
EES Service Holdings, Inc.                         02-11884        --      --      --      --      --      --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)       02-12104
ZWHC, LLC (a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific)  (a)                      02-12106
Enron Reserve Acquisition Corp.                    02-12347        --      --      --      --      --      --
EPC Estate Services, Inc.                          02-12398
 (formerly National Energy Production Corp.) (a)   02-12398
Enron Power & Industrial Construction (a)          02-12400
NEPCO Power Procurement Co. (a)                    02-12402
NEPCO Services International, Inc. (a)             02-12403
San Juan Gas Company, Inc.                         02-12902        --      --      --      --      --      --
EBF, LLC                                           02-13702        --      --      --      --      --      --
Zond Minnesota Construction Company LLC (a)        02-13723
Enron Fuels International, Inc.                    02-14046        --      --      --      --      --      --
E Power Holdings Corp                              02-14632        --      --      --      --      --      --
EFS Construction Management Services, Inc.         02-14885        --      --      --      --      --      --
Enron Management Inc.                              02-14977        --      --      --      --      --      --
Enron Expat Services, Inc.                         02-15716        --      --      --      --      --      --
Artemis Associates, LLC                            02-16441        --      --      --      --      --      --
Clinton Energy Management Services, Inc.           02-16492        --      --      --      --      --      --
LINGTEC Constructors, L.P.                         03-10106        --      --      --      --      --      --
                                                              -------   -----   -----   -----   -----   -----

Combined Debtor Entities                                      $    19   $   1   $  --   $   6   $ 125   $ 151
                                                              =======   =====   =====   =====   =====   =====

                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766)

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                             As of January 31, 2003
                                  (In Millions)

                                                         Current
Debtor Company                                 Case No.   1-30     31-60   61-90    91+    Other    Total
-------------------------------------------   --------   -------   -----   -----   -----   -----    -----
Enron Metals & Commodity Corp.                01-16033   $    --   $  --   $  --   $  --   $  --    $  --
Enron Corp.                                   01-16034         6       2       1     292       2      303
Enron North America Corp.                     01-16035        --       2      --      16      --       18
Enron Power Marketing, Inc.                   01-16036        --      --      --      --      --       --
PBOG Corp.                                    01-16037        --      --      --      --      --       --
Smith Street Land Company                     01-16038        --      --      --      --      --       --
Enron Broadband Services, Inc.                01-16039        --      --      --      37     (32)       5
Enron Energy Services Operations, Inc.        01-16040        --      --      --      --       3        3
Enron Energy Marketing Corp.                  01-16041        --      --      --      --      --       --
Enron Energy Services, Inc.                   01-16042        --      --      --      --      13       13
Enron Energy Services, LLC                    01-16043        --      --      --      --      --       --
Enron Transportation Services Company         01-16044        --      --      --      --       1        1
BAM Leasing Company                           01-16045        --      --      --      --      --       --
ENA Asset Holdings, L.P.                      01-16046        --      --      --      --      --       --
Enron Gas Liquids, Inc.                       01-16048        --      --      --      --      --       --
Enron Global Markets LLC                      01-16076        --      --      --      --      --       --
Enron Net Works L.L.C                         01-16078        --       1      --       3      (2)       2
Enron Industrial Markets LLC                  01-16080        --      --      --      --      --       --
Operational Energy Corp.                      01-16109        --      --      --       1      (1)      --
Enron Engineering & Construction Co.          01-16110        --      --      --       4      (4)      --
Enron Engineering & Operational
 Services Co.                                 01-16111        --      --      --      --      --       --
Garden State Paper Company LLC                01-16280        --      --      --      --      19       19
Palm Beach Development Company, L.L.C         01-16319        --      --      --      --      --       --
Tenant Services, Inc.                         01-16428        --      --      --      --      --       --
Enron Energy Information
 Solutions, Inc.                              01-16429        --      --      --      --      --       --
EESO Merchant Investments, Inc.               01-16430        --      --      --      --      --       --
Enron Federal Solutions, Inc.                 01-16431        --      --      --      --       5        5
Enron Freight Markets Corp.                   01-16467        --      --      --      --      --       --
Enron Broadband Services, L.P.                01-16483        --      --      --       5      (5)      --
Enron Energy Services North America, Inc.     02-10007        --      --      --       8      --        8
Enron LNG Marketing LLC                       02-10038        --      --      --      --      --       --
Calypso Pipeline, LLC                         02-10059        --      --      --      --      --       --
Enron Global LNG LLC                          02-10060        --      --      --      --      --       --
Enron International Fuel Management Company   02-10061        --      --      --      --      --       --
Enron Natural Gas Marketing Corp.             02-10132        --      --      --      --      --       --
ENA Upstream Company LLC                      02-10232        --      --      --      --      --       --
Enron Liquid Fuels, Inc.                      02-10252        --      --      --      --      --       --
Enron LNG Shipping Company                    02-10346        --      --      --      --      --       --
Enron Property & Services Corp.               02-10464        --      --      --       8      --        8
Enron Capital & Trade Resources
 International Corp.                          02-10613        --      --      --      --       3        3
Enron Communication Leasing Corp.             02-10632        --      --      --      --      --       --
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766


                             Continued on next page

                                                                         Table 4

                             As of January 31, 2003
                                  (In Millions)

                                                              Current
Debtor Company                                     Case No.    1-30     31-60   61-90    91+    Other    Total
-------------------------------------------        --------   -------   -----   -----   -----   -----    -----
Intratex Gas Company                               02-10939        --      --      --      --      --       --
Enron Processing Properties, Inc.                  02-11123        --      --      --      --      --       --
Enron Methanol Company                             02-11239        --      --      --      --      --       --
Enron Ventures Corp.                               02-11242        --      --      --      --      --       --
Enron Mauritius Company                            02-11267        --      --      --      --      --       --
Enron India Holding Ltd.                           02-11268        --      --      --      --      --       --
Offshore Power Production C.V                      02-11272        --      --      --      --      --       --
The New Energy Trading Company                     02-11824        --      --      --      --      --       --
EES Service Holdings, Inc.                         02-11884        --      --      --      --       1        1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)       02-12104
ZWHC, LLC (a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                       02-12106
Enron Reserve Acquisition Corp.                    02-12347        --      --      --      --      --       --
EPC Estate Services, Inc.                          02-12398
 (formerly National Energy Production Corp.) (a)   02-12398
Enron Power & Industrial Construction (a)          02-12400
NEPCO Power Procurement Co. (a)                    02-12402
NEPCO Services International, Inc. (a)             02-12403
San Juan Gas Company, Inc.                         02-12902        --      --      --       4      (3)       1
EBF, LLC                                           02-13702        --      --      --      --      --       --
Zond Minnesota Construction Company LLC (a)        02-13723
Enron Fuels International, Inc.                    02-14046        --      --      --      --      --       --
E Power Holdings Corp.                             02-14632        --      --      --      --      --       --
Enron Construction Management Services, Inc.       02-14885        --      --      --      --      --       --
Enron Management Inc.                              02-14977        --      --      --      --      --       --
Enron Expat Services, Inc.                         02-15716        --      --      --      --      --       --
Artemis Associates, LLC                            02-16441        --      --      --      --      --       --
Clinton Energy Management Services, Inc.           02-16492        --      --      --      --      --       --
LINGTEC Constructors, L.P.                         03-10106        --      --      --      --      --       --
                                                              -------   -----   -----   -----   -----    -----
Combined Debtor Entities                                      $     6   $   5   $   1   $ 378   $  --    $ 390
                                                              =======   =====   =====   =====   =====    =====


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                      For the Month Ended January 31, 2003
                                  (In Millions)


                                                         Beginning              Payments      Other        Ending
Debtor Company                                Case No.    Balance    Billings   Received    Adjustments    Balance
-------------------------------------------   --------   ---------   --------   --------    -----------    -------
Enron Metals & Commodity Corp.                01-16033   $      --   $     --   $     --    $        --    $    --
Enron Corp.                                   01-16034         311          1         (5)            (4)       303
Enron North America Corp.                     01-16035          30          6        (17)            (1)        18
Enron Power Marketing, Inc.                   01-16036          --         --         --             --         --
PBOG Corp.                                    01-16037          --         --         --             --         --
Smith Street Land Company                     01-16038          --         --         --             --         --
Enron Broadband Services, Inc.                01-16039           5          1         (1)            --          5
Enron Energy Services Operations, Inc.        01-16040           2         --         --              1          3
Enron Energy Marketing Corp.                  01-16041          --         --         --             --         --
Enron Energy Services, Inc.                   01-16042          13         --         --             --         13
Enron Energy Services, LLC                    01-16043          --         --         --             --         --
Enron Transportation Services Company         01-16044           1         --         --             --          1
BAM Leasing Company                           01-16045          --         --         --             --         --
ENA Asset Holdings, L.P.                      01-16046          --         --         --             --         --
Enron Gas Liquids, Inc.                       01-16048          --         --         --             --         --
Enron Global Markets LLC                      01-16076          --         --         --             --         --
Enron Net Works L.L.C                         01-16078           5         --         (1)            (2)         2
Enron Industrial Markets LLC                  01-16080          --         --         --             --         --
Operational Energy Corp.                      01-16109          --         --         --             --         --
Enron Engineering & Construction Co.          01-16110          --         --         --             --         --
Enron Engineering & Operational
 Services Co.                                 01-16111          --         --         --             --         --
Garden State Paper Company LLC                01-16280          13         --         --              6         19
Palm Beach Development Company, L.L.C         01-16319          --         --         --             --         --
Tenant Services, Inc.                         01-16428          --         --         --             --         --
Enron Energy Information
 Solutions, Inc.                              01-16429          --         --         --             --         --
EESO Merchant Investments, Inc.               01-16430          --         --         --             --         --
Enron Federal Solutions, Inc.                 01-16431           5         --         --             --          5
Enron Freight Markets Corp.                   01-16467          --         --         --             --         --
Enron Broadband Services, L.P.                01-16483          --         --         --             --         --
Enron Energy Services North America, Inc.     02-10007           8         --         --             --          8
Enron LNG Marketing LLC                       02-10038          --         --         --             --         --
Calypso Pipeline, LLC                         02-10059          --         --         --             --         --
Enron Global LNG LLC                          02-10060          --         --         --             --         --
Enron International Fuel Management Company   02-10061          --         --         --             --         --
Enron Natural Gas Marketing Corp.             02-10132          --         --         --             --         --
ENA Upstream Company LLC                      02-10232          --         --         --             --         --
Enron Liquid Fuels, Inc.                      02-10252          --         --         --             --         --
Enron LNG Shipping Company                    02-10346          --         --         --             --         --
Enron Property & Services Corp.               02-10464           8         --         --             --          8
Enron Capital & Trade Resources
   International Corp.                        02-10613           3         --         --             --          3
Enron Communication Leasing Corp.             02-10632          --         --         --             --         --
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                      For the Month Ended January 31, 2003
                                  (In Millions)

                                                              Beginning               Payments     Other       Ending
Debtor Company                                     Case No.    Balance    Billings    Received   Adjustments   Balance
-------------------------------------------        --------   ---------   --------    --------   -----------   -------
Intratex Gas Company                               02-10939          --         --          --            --        --
Enron Processing Properties, Inc.                  02-11123          --         --          --            --        --
Enron Methanol Company                             02-11239          --         --          --            --        --
Enron Ventures Corp.                               02-11242          --         --          --            --        --
Enron Mauritius Company                            02-11267          --         --          --            --        --
Enron India Holding Ltd.                           02-11268          --         --          --            --        --
Offshore Power Production C.V                      02-11272          --         --          --            --        --
The New Energy Trading Company                     02-11824          --         --          --            --        --
EES Services Holdings, Inc.                        02-11884           1         --          --            --         1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)       02-12104
ZWHC, LLC (a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                       02-12106
Enron Reserve Acquisition Corp.                    02-12347          --         --          --            --        --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)   02-12398
Enron Power & Industrial Construction (a)          02-12400
NEPCO Power Procurement Co. (a)                    02-12402
NEPCO Services International, Inc. (a)             02-12403
San Juan Gas Company, Inc.                         02-12902           1         --          --            --         1
EBF, LLC                                           02-13702          --         --          --            --        --
Zond Minnesota Construction Company LLC (a)        02-13723
Enron Fuels International, Inc.                    02-14046          --         --          --            --        --
E Power Holdings Corp.                             02-14632          --         --          --            --        --
Enron Construction Management Services, Inc.       02-14885          --         --          --            --        --
Enron Management, Inc.                             02-14977          --         --          --            --        --
Enron Expat Services, Inc.                         02-15716          --         --          --            --        --
Artemis Associates, LLC                            02-16441          --         --          --            --        --
Clinton Energy Management Services, Inc.           02-16492          --         --          --            --        --
LINGTEC Constructors, L.P.                         03-10106          --         --          --            --        --
                                                              ---------   --------    --------   -----------   -------

Combined Debtor Entities                                      $     406   $      8    $    (24)  $        --   $   390
                                                              =========   ========    ========   ===========   =======

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
     02-10766).

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                             As of January 31, 2003
                                  (In Millions)


Debtor Company                                Case No.   Receivables   Payables
--------------                                --------   -----------   --------
Enron Metals & Commodity Corp.                01-16033   $         1   $      7
Enron Corp.                                   01-16034            --         --
Enron North America Corp.                     01-16035             7         40
Enron Power Marketing, Inc.                   01-16036            14         --
PBOG Corp.                                    01-16037            --         --
Smith Street Land Company                     01-16038            --         --
Enron Broadband Services, Inc.                01-16039            --         --
Enron Energy Services Operations, Inc.        01-16040            56        308
Enron Energy Marketing Corp.                  01-16041            38         35
Enron Energy Services, Inc.                   01-16042           351        199
Enron Energy Services, LLC                    01-16043            --         --
Enron Transportation Services Company         01-16044            --         --
BAM Leasing Company                           01-16045            --         --
ENA Asset Holdings, L.P.                      01-16046            --         --
Enron Gas Liquids, Inc.                       01-16048             1          7
Enron Global Markets LLC                      01-16076            --         --
Enron Net Works L.L.C                         01-16078            --         --
Enron Industrial Markets LLC                  01-16080            --         --
Operational Energy Corp.                      01-16109            --         --
Enron Engineering & Construction Co.          01-16110            --         --
Enron Engineering & Operational
  Services Co.                                01-16111            --         --
Garden State Paper Company LLC                01-16280             2         18
Palm Beach Development Company, L.L.C         01-16319            --         --
Tenant Services, Inc.                         01-16428            --         30
Enron Energy Information
  Solutions, Inc.                             01-16429            --         --
EESO Merchant Investments, Inc.               01-16430            --         --
Enron Federal Solutions, Inc.                 01-16431            --         --
Enron Freight Markets Corp.                   01-16467            --         --
Enron Broadband Services, L.P.                01-16483            --         --
Enron Energy Services North America, Inc.     02-10007            --         --
Enron LNG Marketing LLC                       02-10038            --         --
Calypso Pipeline, LLC                         02-10059            --         --
Enron Global LNG LLC                          02-10060            --         --
Enron International Fuel Management Company   02-10061            --         --
Enron Natural Gas Marketing Corp.             02-10132            --         --
ENA Upstream Company LLC                      02-10232            30         66
Enron Liquid Fuels, Inc.                      02-10252            --         --
Enron LNG Shipping Company                    02-10346            --         --
Enron Property & Services Corp.               02-10464            --         --
Enron Capital & Trade Resources
   International Corp.                        02-10613            87        138
Enron Communication Leasing Corp.             02-10632            --         --
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766

                           Continued on the next page

                                                                         Table 6


                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                             As of January 31, 2003
                                  (In Millions)


Debtor Company                                     Case No.   Receivables   Payables
--------------                                     --------   -----------   --------
Intratex Gas Company                               02-10939            --         --
Enron Processing Properties, Inc.                  02-11123            --         --
Enron Methanol Company                             02-11239            --         --
Enron Ventures Corp.                               02-11242            --         --
Enron Mauritius Company                            02-11267            --         --
Enron India Holding Ltd.                           02-11268            --         --
Offshore Power Production C.V                      02-11272            --         --
The New Energy Trading Company                     02-11824            --         --
EES Service Holdings, Inc.                         02-11884            --         --
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)       02-12104            --         --
ZWHC, LLC (a)                                      02-12105            --         --
Zond Pacific LLC
 (formerly Zond Pacific) (a)                       02-12106            --         --
Enron Reserve Acquisition Corp. (b)                02-12347            --         --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)   02-12398
Enron Power & Industrial Construction (a)          02-12400
NEPCO Power Procurement Co. (a)                    02-12402
NEPCO Services International, Inc. (a)             02-12403
San Juan Gas Company, Inc.                         02-12902            --         --
EBF, LLC                                           02-13702            --         --
Zond Minnesota Construction Company LLC (a)        02-13723
Enron Fuels International, Inc.                    02-14046            33          2
E Power Holdings Corp.                             02-14632            --         --
Enron Construction Management, Inc.                02-14885            --         --
Enron Management, Inc.                             04-14977            --         --
Enron Expat Services, Inc.                         02-15716            --         --
Artemis Associates, LLC                            02-16441            --         --
Clinton Energy Management Services, Inc.           02-16492            --          1
LINGTEC Constructors, L.P.                         03-10106            --         --
                                                              -----------   --------

Combined Debtor Entities                                      $       620   $    851
                                                              ===========   ========



                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
     02-10766).

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                      For the Month Ended January 31, 2003
                                  (In Millions)


                                                               Asset                            Book
Company                             Date Closed             Description                         Value      Proceeds
-------                             -----------             -----------                         -----      --------
Debtor Companies
EBF, LLC                              1/16/03         Various equipment associated              $   8      $      8
                                                        with the cold-rolled steel mill
                                                        in Blytheville, AR.

Garden State Paper Company, LLC       1/31/03         Newsprint recycling facilities                1             1
                                                        located in Garfield, NJ.

Enron Broadband Services, Inc.          1/31/03         Land, building and equipment                1             1
                                                        associated with Las Vegas Point of
                                                        Presence (PoP).

Non-Debtor Companies
ECT Europe Finance, Inc.                1/21/03         Sale of a 7.7% interest                    11            15
                                                        in Opet Petrolculuk Anonim Sirketi,
                                                        a Turkish petroleum distribution
                                                        company.